Exhibit 10.14(c)


                  Supplemental Agreement No. 3

                               to

                   Purchase Agreement No. 1951

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 737 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of July 17, 1997, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1951 dated July 23, 1996, as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700 and 737-800
aircraft (the Agreement);

     WHEREAS, Buyer has elected to install CFM56-3-B1 engines rated at 20,000 pounds thrust on the Model 737-500 aircraft and Boeing has revised the prices for the Special Features installed on the Model 737-500; and

     WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents:

     Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 3.

2.   Articles:

     Remove and replace, in its entirety, "Article 3. Price of Aircraft", with "3. Price of Aircraft" attached hereto, to incorporate into the Agreement the price for the 20,000 pound thrust CFM56-3-B1 engines and the revised Special Features prices for the Model 737-524.

3.   Table 1:

     Remove and replace, in its entirety, the first page of "Table 1. Aircraft Deliveries and Description" that relates to Model 737-524 aircraft, with the revised first page to "Table 1. Aircraft Deliveries and Description" attached hereto, to reflect the change in price that results from the change in engine thrust and the revision of the Special Features prices and to incorporate the latest escalation estimates into the calculation of the Advance Payment Base Prices.

4.   Exhibits:

     Remove and replace, in its entirety, Exhibit A-4, entitled "Aircraft Configuration", with Exhibit A-4 attached hereto, to incorporate the 20,000 pound thrust CFM56-3-B1 engine and the revised Special Features prices into the Purchase Agreement.

5.   Letter Agreements:

     Remove and replace, in its entirety, Letter Agreement 6-1162-MMF-378, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with Letter Agreement 6-1162-MMF-378R1, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the effect of installing 20,000 pound thrust CFM56-3-B1 engines on the aircraft.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY                CONTINENTAL AIRLINES, INC.


By:   /s/ Gunar O. Clem           By:  /s/ Brian Davis

Its:    Attorney-In-Fact          Its:  Vice President

                       TABLE OF CONTENTS

                                                    Page     SA
                                                   Number  Number
ARTICLES

1.     Subject Matter of Sale. . . . . . . . . .   1-1     SA 1

2.     Delivery, Title and Risk of Loss. . . . .   2-1

3.     Price of Aircraft . . . . . . . . . . . .   3-1     SA 3

4.     Taxes . . . . . . . . . . . . . . . . . .   4-1

5.     Payment . . . . . . . . . . . . . . . . .   5-1

6.     Excusable Delay . . . . . . . . . . . . .   6-1

7.     Changes to the Detail Specification . . .   7-1     SA 1

8.     Federal Aviation Requirements and
       Certificates and Export License . . . . .   8-1     SA 1

9.     Representatives, Inspection,
       Flights and Test Data . . . . . . . . . .   9-1

10.    Assignment, Resale or Lease . . . . . . .   10-1

11.    Termination for Certain Events. . . . . .   11-1

12.    Product Assurance; Disclaimer and
       Release; Exclusion of Liabilities;
       Customer Support; Indemnification
       and Insurance . . . . . . . . . . . . . .   12-1

13.    Buyer Furnished Equipment and
       Spare Parts . . . . . . . . . . . . . . .   13-1

14.    Contractual Notices and Requests. . . . .   14-1

15.    Miscellaneous . . . . . . . . . . . . . .   15-1

                       TABLE OF CONTENTS

                                                             SA
                                                           Number
TABLES

1.     Aircraft Deliveries and
       Descriptions - 737-500. . . . . . . . . .   T-1     SA 3

       Aircraft Deliveries and
       Descriptions - 737-700. . . . . . . . . .   T-2     SA 2

       Aircraft Deliveries and
       Descriptions - 737-800. . . . . . . . . .   T-3     SA 4

       Aircraft Deliveries and
       Descriptions - 737-600. . . . . . . . . .   T-4     SA 4

EXHIBITS

A-1    Aircraft Configuration - Model 737-724. .           SA 2

A-2    Aircraft Configuration - Model 737-824. .           SA 2

A-3    Aircraft Configuration - Model 737-624. .           SA 1

A-4    Aircraft Configuration - Model 737-524. .           SA 3

B      Product Assurance Document. . . . . . . .           SA 1

C      Customer Support Document - Code Two -
       Major Model Differences . . . . . . . . .           SA 1

C1     Customer Support Document - Code Three -
       Minor Model Differences . . . . . . . . .           SA 1

D      Aircraft Price Adjustments - New
       Generation Aircraft . . . . . . . . . . .           SA 1

D1     Airframe and Engine Price Adjustments - Current
       Generation Aircraft . . . . . . . . . . .           SA 1

E      Buyer Furnished Equipment
       Provisions Document . . . . . . . . . . .           SA 1

F      Defined Terms Document

                       TABLE OF CONTENTS

                                                             SA
                                                           Number
LETTER AGREEMENTS

1951-1          Not Used . . . . . . . . . . . .

1951-2R2        Seller Purchased Equipment . . .           SA 2

1951-3R1        Option Aircraft-Model 737-824
                Aircraft . . . . . . . . . . . .           SA 1

1951-4R1        Waiver of Aircraft Demonstration           SA 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

1951-6          Configuration Matters. . . . . .

1951-7R1        Spares Initial Provisioning. . .           SA 1

1951-8R1        Escalation Sharing - New Generation
                Aircraft . . . . . . . . . . . .           SA 1

1951-9          Option Aircraft-Model 737-624 Aircraft     SA 1

1951-10         Configuration matters [CONFIDENTIAL
                MATERIAL OMITTED AND FILED SEPARATELY
                WITH THE SECURITIES AND EXCHANGE
                COMMISSION PURSUANT TO A REQUEST FOR
                CONFIDENTIAL TREATMENT] - Model 737-624
                Aircraft . . . . . . . . . . . .           SA 1

1951-11         Escalation Sharing-Current Generation
                Aircraft . . . . . . . . . . . .           SA 1

                       TABLE OF CONTENTS

                                                             SA
                                                           Number

RESTRICTED LETTER AGREEMENTS

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-MMF-308R2    Disclosure of Confidential .           SA 4
                     Information

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-MMF-310R2    Certain Contractual Matters.           SA 4

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-MMF-312R1    Special Purchase Agreement
                     Provisions. . . . . . . . .           SA 1

6-1162-MMF-319      Special Provisions Relating to
                     the Rescheduled Aircraft. .

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

SUPPLEMENTAL AGREEMENTS                          DATED AS OF:

Supplemental Agreement No. 1                      October 10,1996

Supplemental Agreement No. 2                      March 5, 1997

Supplemental Agreement No. 3                      July 17, 1997

Supplemental

ARTICLE 3.  Price of Aircraft.

     3.1  Definitions.

          3.1.1  Current Generation Aircraft.

                 3.1.1.1  Special Features are the features
listed in Exhibit A-4 which Buyer has selected for incorporation in Current Generation Aircraft.

                 3.1.1.2  Base Airframe Price is the Aircraft
Basic Price excluding the price of Special Features and Engines.

                 3.1.1.3  Engine Price is the price established
by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D-1.

                 3.1.1.4  Aircraft Basic Price is comprised of
the Base Airframe Price, the Engine Price and the price of the Special Features.

                 3.1.1.5  Economic Price Adjustment is the
adjustment to the Aircraft Basic Price (Base Airframe, Engine and
Special Features) as calculated pursuant to Exhibit D-1.

                 3.1.1.6  Base Airplane Price is the Aircraft
Basic Price excluding the price of Special Features, but including Engines.

          3.1.2  New Generation Aircraft

                 3.1.2.1  Special Features are the features
listed in Exhibits A-1, A-2 and A-3, which Buyer has selected for incorporation in New Generation Aircraft.

                 3.1.2.2  Base Airplane Price is the Aircraft
Basic Price excluding the price of Special Features, but including Engines.

                 3.1.2.3  Aircraft Basic Price is comprised of
the Base Airplane Price and the price of the Special Features.

                 3.1.2.4  Economic Price Adjustment is the
adjustment to the Aircraft Basic Price (Base Airplane and Special
Features) as calculated pursuant to Exhibit D.

     3.2  Aircraft Basic Price.

          3.2.1  Current Generation Aircraft:

                 3.2.1.1  Model 737-524 Aircraft.

                          The Aircraft Basic Price of each 737-
524 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airframe Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
             Engine Price               SEPARATELY WITH THE
                                        SECURITIES AND EXCHANGE
             Aircraft Basic Price       COMMISSION PURSUANT TO
                                        A REQUEST FOR
                                        CONFIDENTIAL TREATMENT]

          3.2.2  New Generation Aircraft.

                 3.2.2.1  Model 737-624 Aircraft.

                          The Aircraft Basic Price of each 737-
624 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airframe Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
                                        SEPARATELY WITH THE
             Aircraft Basic Price       SECURITIES AND EXCHANGE
                                        COMMISSION PURSUANT TO
                                        A REQUEST FOR
                                        CONFIDENTIAL TREATMENT]

                 3.2.2.2  Model 737-724 Aircraft.

                          The Aircraft Basic Price of each 737-
724 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airframe Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
                                        SEPARATELY WITH THE
             Aircraft Basic Price       SECURITIES AND EXCHANGE
                                        COMMISSION PURSUANT TO
                                        A REQUEST FOR
                                        CONFIDENTIAL TREATMENT]

                 3.2.2.3  Model 737-824 Aircraft.

                          The Aircraft Basic Price of each 737-
824 Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airframe Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
                                        SEPARATELY WITH THE
             Aircraft Basic Price       SECURITIES AND EXCHANGE
                                        COMMISSION PURSUANT TO
                                        A REQUEST FOR
                                        CONFIDENTIAL TREATMENT]

     3.3 Aircraft Price. The total amount that Buyer is to pay for the Aircraft at the time of delivery (Aircraft Price) will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

          3.3.1  the Aircraft Basic Price, set forth in Table 1;
plus

          3.3.2  the Economic Price Adjustments for the Aircraft
Basic Price, as calculated pursuant to the formulas set forth in Exhibits D or D-1, as applicable; plus

          3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

     3.4  Advance Payment Base Price.

          3.4.1 Advance Payment Base Price. For advance payment purposes, the estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

     3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

                    AIRCRAFT CONFIGURATION

                       Dated July 17, 1997

                           relating to

                  BOEING MODEL 737-524 AIRCRAFT

                           Exhibit A-4


     The detail Specification is Boeing Detail Specification D6-38606-11, Revision F dated March 1, 1996. Such Detail Specification will be comprised of Boeing Configuration Specification D6-38606 Revision J dated October 17, 1994 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed in the Attachment to this Exhibit A-4, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-77072. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price will reflect and include all effects of such changes of price upon configuration, except such Aircraft Basic Price will not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

0253CG3001                                         [CONFIDENTIAL
 CHANGE BUYER FURNISHED EQUIPMENT (BFE) TO          MATERIAL
 SELLER PURCHASED EQUIPMENT (SPE)                   OMITTED AND
                                                    FILED
1110MP3262                                          SEPARATELY
 EXTERIOR DECORATIVE FINISH DESOTO H.S. IN          WITH THE
 LIEU OF CROWN METRO                                SECURITIES
                                                    AND EXCHANGE
1110MP3278                                          COMMISSION
 EXTERIOR MARKINGS - LOGO REVISION                  PURSUANT TO A
                                                    REQUEST FOR
1110MP3398                                          CONFIDENTIAL
 EXTERIOR DECORATIVE FINISH - REVISION              TREATMENT]

1120MP3040
 SPE CATERING STRIPE - WHITE DEFLECTOR TAPE
 - EXTERIOR MARKING REVISION

2210CG3022
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 GLIDE SLOPE CAPTURE INHIBIT BEFORE
 LOCALIZER CAPTURE

2210CG3120
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 PADDLE AUTOPILOT ENGAGE MODE CONTROL PANEL

2311MP3241
 HF - COMPLETE PROVISIONS

2312CG3038
 THIRD VHF COMMUNICATIONS - INSTALLATION -
 BFE COLLINS

2312CG3093
 DUAL VHF COMMUNICATIONS - INSTALLATION -
 BFE ROCKWELL INTERNATIONAL CORP

2312MP3491
 TRIPLE VHF COMMUNICATIONS - INSTALLATION -
 BFE ROCKWELL INTERNATIONAL CORP - VHF-900
 DATA RADIOS IN LIEU OF VHF-700 RADIOS

2322CH3064
 AIRCRAFT COMMUNICATIONS ADDRESSING AND
 REPORTING SYSTEM (ACARS) - ARINC 724 -
 TELEDYNE - FULL CERTIFICATION

2322CH3180
 ACARS PRINTER - REPLACEMENT - BFE MILTOPE
 P/N 700750-111 IN LIEU OF BFE TP-4185

2322CH3181
 ACARS MANAGEMENT UNIT (MU) - ADDITIONAL
 PARAMETERS

2322MP3189
 AIRCRAFT COMMUNICATION ADDRESSING AND
 REPORTING (ACARS) - BFE DATA LOADABLE ARINC
 724 - TELEDYNE-FULL CERT W/ 3RD VHF
 FULL-FORMAT

2322MP3190
 PROVIDE PARTIAL PROVISIONS FOR 724 ACARS IN
 LIEU OF COMPLETE INSTALLATION OF BFE UNITS

2322MP3201
 ACARS - BFE MILTOPE PRINTER - INSTALLATION

2322MP3310
 VOICE CAPABILITY VIA ACARS

2322MP3322
 ACARS SOFTWARE REVISION - 820A IN LIEU OF - 820

2331MP3151
 PASSENGER ADDRESS - PART NUMBER CHANGE FOR
 COLOR, SPE

2334MP3209
 AUDIO ENTERTAINMENT - PARTIAL PROVISIONS

2350CH3023
 FLIGHT COMPARTMENT AUDIO MUTING REVISION -
 ONE SIDE MUTING

2350CH3119
 DIGITAL AUDIO CONTROL SYSTEM - HEADSET
 AURAL ALERTS - DELETION

2350CH3120
 INTERPHONE - BFE MICROPHONES, BOOM
 MIC/HEADSETS, AND HEADPHONES - REVISION

2370MP3146
 SOLID STATE VOICE RECORDER SYSTEM - SPE
 LORAL FAIRCHILD

2410CG3009
 CONSTANT SPEED DRIVE (CSD) AND GENERATOR -
 INSTALLATION - SUNDSTRAND

2500CH3396
 FLIGHT COMPARTMENT DOOR - USE OF
 CONTINENTAL UNIQUE KEY

2510MP3061
 INTERCHANGE OXYGEN AND AUDIO CONTROL PANELS
 - FLIGHT DECK

2511CG3025
 SECOND OBSERVER'S STATION

2520CH3483
 INTERIOR COLORS/MATERIAL - REVISION

2520CH3484
 INTERIOR ARRANGEMENT - 10 FIRST CLASS, 94
 TOURIST CLASS

2520MP3511
 DRAPERY P/N CHANGE (SFE)

2520MP3512
 PASSENGER COMPARTMENT - FOOTWELL LINING FOR
 SPE CLOSET AND SPE WINDSCREEN - REVISION

2524CH3314
 PASSENGER COMPARTMENT - WINDSCREEN/STOWAGE
 UNIT INSTALLATION - BFE WITH SIX INCH
 FOOTWELL AND PROVISIONS FOR WHEELCHAIR
 STOWAGE

2524CH3315
 PASSENGER COMPARTMENT - BFE 22 INCH DEEP
 CLOSET, UNDERBIN AND SEAT TRACK MOUNTED,
 WITH 6 INCH FOOTWELL, AFT OF GALLEY G2 -

2524MP3367
 CLASS DIVIDER - DELETION OF SEAT TRACK
 MOUNTED JOGGLED CLASS DIVIDER

2524MP3417
 CLASS DIVIDER - SPE DRIESSEN - INSTALLATION

2525MP3120
 INTERIOR ARRANGEMENT REVISION

2525MP3194
 SPE KOITO PASSENGER SEATS IN LIEU OF SPE BE
 AEROSPACE PASSENGER SEATS - INSTALLATION

2527MP3098
 CHANGE IN CARPET/ENTRY MAT

2527MP3100
 CARPET REVISION - BFE IN LIEU OF SFE

2528MP3174
 LITERATURE POCKETS - SPE MCGEE PLASTICS IN
 LIEU OF BOEING STANDARD - REVISION

2529MP3139
 SFE ATTENDANT SEAT COVER MATERIAL AND COLOR
 - REVISION

2530MP3456
 INSTALLATION OF ASSIST HANDLES, GALLEYS G1
 AND G2

2530MP3457
 G1 GALLEY OVEN DELETION (SPE)

2530MP3458
 GALLEY CHANGES (SPE), 1/2 SIZE CART
 PROVISIONS

2530MP3461
 GALLEYS - INSTALLATION OF SPE DRIESSEN
 STANDARD CARRIERS IN LIEU OF SPE B.F.E,
 INC. STANDARD CARRIERS

2530MP3463
 GALLEYS - WATER FILTERS - INSTALLATION

2550CG3102
 FWD AND AFT CARGO COMPARTMENT LINING AND
 FLOOR PANEL REVISION - INSTALL HEAVIER GAGE
 MATERIAL

2560CH3230
 EMERGENCY EQUIPMENT - OVERWATER - HOOVER
 LIFE VESTS AND EMERGENCY TRANSMITTER

2560MP3242
 EMERGENCY EQUIPMENT - OVERWATER - DELETION
 OF PROVISIONS

2560MP3243
 EMERGENCY EQUIPMENT - OVERWATER - DELETION

2564CH3010
 PROTECTIVE BREATHING EQUIPMENT ADDITION IN
 FLIGHT DECK - BUYER FURNISHED

2564CH3011
 BUYER FURNISHED MEDICAL KIT (NORTH HEALTH
 PART NUMBER 01-70-65) INSTALLED IN FLIGHT
 DECK

2564MP3067
 MEDICAL KIT CONTAINER (SPE) - REVISION

2750MP3019
 TRAILING EDGE FLAP TRANSMISSION BALLSCREWS
 & REPLACEMENT - THOMSON SAGINAW IN LIEU OF
 BEAVER

2811CG3001
 FUEL TANK WATER SCAVENGING SYSTEM -
 INSTALLATION - 737-300 AND 737-500

2840CH3022
 FUEL FLOW INDICATOR - REPLACEMENT - SFE
 SMITHS S347T001-14 IN LIEU OF S347T001-13

2910MP3074
 ENGINE DRIVEN HYDRAULIC PUMPS - ABEX
 QUICK ATTACHMENT

3131CH3230
 DIGITAL FLIGHT DATA RECORDER - ARINC 717 -
 SUNDSTRAND GXUS

3131CH3313
 ACCELEROMETER - INSTALLATION - BFE MAGNETEC
 P/N 3001-01-111

3131CG3330
 DIGITAL FLIGHT DATA ACQUISITION UNIT
 (DFDAU) - INSTALLATION - BFE TELEDYNE WITH
 ACMS AND INTERNAL DISK DRIVE P/N
 2233000-3-A

3240CG3086
 NOSE LANDING GEAR WHEELS - ALLIEDSIGNAL INC
 IN LIEU OF BF GOODRICH CO

3241CG3005
 MAIN LANDING GEAR WHEELS AND BRAKES -
 ALLIEDSIGNAL INC

3244CH3002
 PARKING BRAKE WARNING LIGHT UNDER THE
 FORWARD FACE OF THE NOSE GEAR STEERING
 COVER - INSTALLATION

3245MP3025
 SFE GOODYEAR TIRES IN LIEU OF SFE TIRES
 MANUFACTURED BY THE BOEING STANDARD SUPPLIER

3310CH3015
 KEEP OUT OF FLIGHT COMPARTMENT WARNING
 LIGHT INSTALLATION

3320CH3026
 INTERIOR LIGHTING - REVISION - COOL-WHITE
 FLOURESCENT LAMPS IN LIEU OF WARM WHITE LAMPS

3343CH3006
 WING TIP FAIRING REVISION - ADDITION OF
 INCANDESCENT LAMP ACCESS PANEL

3343CH3012
 INSTALL A SECOND INCANDESCENT POSITION
 LIGHT ON EACH WING TIP - RETAIN EXISTING
 STROBE AND LOGO LIGHTS

3351MP3013
 DELETE LSI EMERGENCY FLOOR PROXIMITY
 LIGHTING SYSTEM

3351MP3018
 EMERGENCY FLOOR PROX LIGHTS SEAT MOUNTED
 CLASS CONFIGURATION

3412CG3009
 AIR DATA COMPUTER (ADC) - INSTALLATION -
 HONEYWELL INC IN LIEU OF SMITHS INDUSTRIES

3412CH3027
 STATIC SOURCE ERROR CORRECTION (SSEC) -
 DEACTIVATION

3419CH3019
 AMBER WINDSHEAR INCREASING PERFORMANCE
 CAUTION MESSAGE ACTIVATION ON EADI

3419MP3026
 AMBER WINDSHEAR INCREASING PERFORMANCE
 CAUTION MESSAGE ON EADI - DELETION

3421MP3037
 INERTIAL REFERENCE UNIT (IRU) - ACTIVATION
 OF THE 1995 UPDATED MAGVAR TABLE

3422CG3005
 ATTITUDE COMPARATOR ON EADI

3422CG3007
 FILLED INTEGRATED CUE - FLIGHT DIRECTOR
 COMMAND

3422CG3015
 FMA DISPLAY LOCATION - TOP

3422CG3016
 RANGE ARCS SUPPRESSED

3422CG3018
 MAP/PLAN MODE ORIENTATION - 'HEADING UP'

3422CG3019
 NAV MODE ORIENTATION - 'HEADING UP'

3422CG3020
 CENTER MAP MODE - FULL COMPASS ROSE

3422CG3021
 SINGLE CHANNEL AUTOPILOT ANNUNCIATION

3422CG3022
 AIRSPEED TAPE ON EADI

3422CG3040
 AIRSPEED TREND ON SPEED TAPE

3422CG3054
 EADI AND EHSI DISPLAY UNIT COLOR - BROWN

3422CG3084
 EFIS PIN SELECTABLE FEATURE - ADF
 POINTER(S) DISPLAY ON EFIS MAP MODE

3422MP3132
 DELETE EFIS OPTIONAL FEATURE - MAP/PLAN
 DISPLAY ORIENTATION - "HEADING UP"

3422CG3149
 RADIO ALTITUDE DISPLAY ON EADI - ADD RISING
 RUNWAY PLUS RADIO ALTITUDE DIAL

3422MP3231
 EFIS OPTIONAL FEATURE - FLIGHT DIRECTOR
 COMMAND DISPLAY - SPLIT AXIS IN LIEU OF
 INTEGRATED CUE

3422MP3249
 EFIS OPTIONAL FEATURE - NAV DISPLAY
 ORIENTATION - BASIC "TRACK UP" IN LIEU OF
 "HEADING UP"

3431CG3020
 DUAL VHF NAVIGATION - INSTALLATION - BFE
 ROCKWELL INTERNATIONAL CORP

3432CH3015
 MARKER BEACON SENSITIVITY AUTOMATIC SWITCHING

3432CG3017
 MARKER BEACON - INSTALLATION - BFE ROCKWELL
 INTERNATIONAL CORP

3433CG3036
 LOW RANGE RADIO ALTIMETER (LRRA) - INSTALLATION
 - BFE ROCKWELL INTERNATIONAL CORP

3443CG3083
 WEATHER RADAR - INSTALLATION - BFE ROCKWELL
 INTERNATIONAL CORP WITH TURBULENCE MODE

3443MP3099
 WEATHER RADAR SYSTEM - ARINC 708A SINGLE
 WEATHER RADAR SYSTEM WITH PREDICTIVE
 WINDSHEAR - PARTIAL PROVISIONS

3443MP3101
 WEATHER RADAR - INSTALLATION OF BENDIX
 SYSTEM WITH P/N 066-05008-0201

3443MP3128
 WEATHER RADAR - INSTALLATION OF BENDIX -0416
 TRANSCEIVER AND -0414 CONTROL PANEL IN LIEU OF
 -0201 TRANSCEIVER AND -0418 CONTROL PANEL

3443MP3150
 WEATHER RADAR - INSTALL SPE TRANSCEIVER P/N
 066-50008-0202 IN LIEU OF EXISTING P/N
 066-50008-0201

3445CG3092
 TCAS II - INSTALLATION - BFE ALLIEDSIGNAL INC

3445CH3112
 TCAS II COMPUTER UNIT - BFE BENDIX
 066-50000-0102 IN LIEU OF BFE BENDIX
 066-50000-0504

3445MP3137
 TCAS COMPUTER BFE CHANGE FROM P/N
 066-50000-0102 TO P/N 066-50000-0108

3446CH3018
 GPWS FLAPS WARNING INHIBIT ONLY IN LIEU OF
 SEPARATE SWITCHES FOR FLAPS INHIBIT AND
 LANDING GEAR INHIBIT

3446CH3050
 GPWS VOICE CALLOUT REVISION - "HALF" VOLUME
 IN LIEU OF "FULL" VOLUME

3446CH3056
 GPWS RADIO ALTITUDE VOICE CALLOUTS - (100,
 50, 30, 20, 10, BANK ANGLE)

3453CH3234
 MODE S TRANSPONDER COAXIAL RELAY - INSTALL
 SPE DOW-KEY IN LEIU OF SFE

3455CG3003
 DISTANCE MEASURING EQUIPMENT (DME) -
 INSTALLATION - BFE ROCKWELL INTERNATIONAL
 CORP WITH AGILITY MODE

3457CG3021
 DUAL AUTOMATIC DIRECTION FINDER (ADF) -
 INSTALLATION - BFE

3457MP3073
 ADF - INSTALLATION OF SINGLE SYSTEM WITH
 DUAL CONTROL PANEL

3458CG3004
 INSTALL PARTIAL PROVISIONS FOR GLOBAL
 POSITION SYSTEM

3461CG3004
 BUYER FURNISHED NAVIGATION DATA BASE

3461CG3007
 FMC POSITION UPDATE AND RUNWAY OFFSET UPON
 TO/GA ACTIVATION (IN METERS)

3461CG3009
 FMC FLIGHT NUMBER ENTRY

3461CG3199
 FMC - REVISION - INSTALLATION OF A SECOND 4
 MCU, UPDATE 7 FMC INTO EXISTING PARTIAL PROVISIONS

3461MP3365
 FMC POSITION UPDATE AND RUNWAY OFFSET UPON
 TO/GA ACTIVATION - FEET IN LIEU OF METERS

3461MP3381
 FMC REVISION - DELETION OF A SECOND 4 MCU,
 UPDATE 7 FMC

3461MP3453
 FLIGHT MANAGEMENT SYSTEM - PROVISIONS FOR
 SECOND FMC - REVISION

3510CG3027
 CREW OXYGEN - 114 CU. FT. IN LIEU OF 76 CU.
 FT. CYLINDER

3910CH3052
 RELOCATION OF THE EFIS AND VHF NAVIGATION
 CONTROL PANELS

3910CH3057
 EXTERNAL POSITION LIGHT SWITCH INSTALLATION
 - FLIGHT DECK SWITCH CONVENTION

3910MP3110
 PANEL ARRANGEMENT - ACARS PRINTER AND IDU
 RELOCATION

3920CG3048
 AUXILIARY E/E EQUIPMENT (E5) RACK
 INSTALLATION - 737-500

3920CG3104
 AUXILIARY E/E EQUIPMENT (E5) RACK
 DELETION - 737-500

3920MP3106
 GROUNDING WRIST STRAP ADDITION - E/E
 COMPARTMENT

5121CG3059
 CARGO COMPARTMENT CORROSION PROTECTION AND
 DRAINAGE

5121CG3067
 ADDITIONAL CORROSION PROTECTION FOR
 INTEGRAL FUEL TANKS - EXTREME ENVIRONMENT

5250MP3002
 FLIGHT COMPARTMENT DOOR SEAL - ADDITION

5352MP3005
 RADOME REVISION - INSTALL SPE NORTON QUARTZ
 RADOME IN LIEU OF STANDARD SFE RADOME VIA
 SUPPLIER STC

7200CH3216
 ENGINES - INSTALLATION OF CFM56-3-B1
 ENGINES OPERATED AT 20,000 POUNDS

7740CH3007
 ENGINE INDICATING SYSTEM - DELETION (THIS
 CR BACKS OUT PRR 33004-64)

7900MP3022
 LUBRICATING OIL - MOBIL JET 254 IN LIEU OF
 MOBIL JET II

7930MP3001
 PROVIDE DUAL ELEMENT OIL TEMPERATURE
 TRANSMITTER, MAIN ENGINES

                                                      __________
TOTAL AMOUNT FOR SPECIAL FEATURES


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-MMF-378R1
July 17, 1997





CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019



Subject: Letter Agreement No. 6-1162-MMF-378R1 to Purchase Agreement No. 1951 - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 737-524 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-378 dated October 10, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308R1.

Very truly yours,

THE BOEING COMPANY



By   /s/ Gunar O. Clem

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: July 17, 1997



CONTINENTAL AIRLINES, INC.



By  /s/ Brian Davis

Its   Vice President


Attachment